Exhibit 99.1

Filed by Horizon Bancorp pursuant to
Rule 425 under the Securities Act of 1933 and deemed filed
pursuant to Rule 14a-12 of the Securities Exchange Act of 1934
Subject Company: LaPorte Bancorp, Inc.
Commission File No. 001-35684

Filed by Horizon Bancorp pursuant to
Rule 425 under the Securities Act of 1933
Subject Company: Horizon Bancorp
Commission File No. 000-10792
 A NASDAQ Traded Company - Symbol HBNC

 This presentation may contain forward-looking statements regarding the financial performance, business, and future operations of Horizon Bancorp and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future results or performance. As a result, undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof.We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions, and although management believes that the expectations reflected in such forward-looking statements are accurate and reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause our actual results to differ materially include those set forth in Horizon’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Statements in this presentation should be considered in conjunction with such risk factors and the other information publicly available about Horizon, including the information in the filings we make with the Securities and Exchange Commission.Horizon does not undertake, and specifically disclaims any obligation, to publicly release any updates to any forward-looking statement to reflect events or circumstances occurring or arising after the date on which the forward-looking statement is made, or to reflect the occurrence of unanticipated events, except to the extent required by law.   Forward-Looking Statements

 Additional Information  In connection with the proposed merger with Kosciusko Financial, Inc., holding company for Farmers State Bank (“Farmers”), Horizon has filed with the SEC a Registration Statement on Form S-4 that includes a proxy statement of Farmers and a prospectus of Horizon, as well as other relevant documents concerning the proposed transaction. Horizon and Farmers have mailed the definitive joint proxy statement/prospectus to shareholders of Farmers (which mailings were first made on or about April 13, 2016). In connection with the proposed merger with LaPorte Bancorp, Inc. (“LaPorte”), Horizon will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of LaPorte and a prospectus of Horizon, as well as other relevant documents concerning the proposed transaction. Shareholders of Farmers and LaPorte are urged to read the respective Registration Statements and the joint proxy statement/prospectus regarding each merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. A free copy of the joint proxy statement/prospectus, as well as other filings containing information about Horizon, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Horizon at www.horizonbank.com under the tab “About Us” and then under the headings “Investor Relations – Documents - SEC Filings.” The information available through Horizon’s website is not and shall not be deemed part of this filing or incorporated by reference into other filings Horizon makes with the SEC.Horizon and Farmers and LaPorte, and certain of their directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of Farmers and/or LaPorte, respectively, in connection with the proposed mergers. Information about the directors and executive officers of Horizon is set forth in the proxy statement for Horizon’s 2016 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 15, 2016. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the respective joint proxy statement/prospectus regarding the proposed mergers. Free copies of these documents may be obtained as described in the preceding paragraph.

 Mark E. SecorExecutive Vice President Chief Financial Officer  *

 Horizon’s Story  *

 Indiana and Michigan… The Right Side of Chicago  Illinois and Chicago-High Taxes & Living Costs-Lowest Credit Rating of 50 States-Unfriendly Business Environment

 *  Corporate Profile  Financial data as of March 31, 2016   45 Branches Across Indiana and Michigan$2.6 Billion in Assets$1.7 Billion in Loans $1.9 Billion in Deposits$1.4 Billion in Assets Under Mgt.Ownership7% Insiders9% Employee Benefit Plans40% Institutional

 Financial Highlights  *

 *  Core net income and diluted EPS excludes one-time merger expenses and acquisition purchase accounting adjustments, gain on sale of securities and death benefit on bank owned life insurance.2012’s results benefited from a record level of mortgage loan production volume and mortgage warehouse loan balances.  5-Yr. Core Diluted EPS CAGR: 10%  Strong Earnings Growth  (2)

 *  Solid Start to 2016% Δ  2-Yr.  1-Yr.  Core Net Income   61%  19%  Core Diluted EPS  22%  -5%  Core net income and diluted EPS excludes one-time merger expenses and acquisition purchase accounting adjustments, gain on sale of securities and death benefit on bank owned life insurance.

 *  Total Loans  Total Deposits  Δ 18%  Δ -2%  Δ 28%  Δ 0%  Strong Growth Year Over Year With Seasonality in 1Q16

 March 31, 2016  December 31, 2010  ($ in Millions)  2010  1Q16  CAGR  Commercial  $330  $798  18%  Real Estate  286  563  14%  Consumer  267  360  6%  Total  $883  $1,720  14%  *  Shift to Commercial Lending

 December 31, 2010  March 31, 2016  Strong Low Cost Deposit Growth  *  ($ in Millions)  2010  1Q16  CAGR  NIB  $108  $343  25%  IB Trans.  509  1,119  16%  CDs  369  417  2%  Total  $985  $1,878  13%

 Pending MergersAdds Talent, EPS Accretion & Market Share  *

 *  Bolsters Indiana Presence and Growth Potential  This map illustrates Horizon’s estimated pro forma branch network. (1) LaPorte currently has seven full-service branches and one loan production office. Upon conversion, three of LaPorte’s branches located in Michigan City, IN, Chesterton, IN and La Porte, IN (Westside) will be closed due to their proximity to existing Horizon locations. LaPorte’s loan production office in St. Joseph, MI will also be closed.  45 Horizon Branches 5 Farmers Branches 4 LaPorte Branches(1)54 Pro Forma Branches

 *  Increases Scale and Operating Leverage  ($ in millions)Category   Horizon  Farmers  LaPorte  Pro Forma  Total Assets  $2,628  $147  $529  $3,304  Total Loans  $1,720  $102  $342  $2,164  Total Deposits  $1,878  $120  $361  $2,360  Market Cap(1)  $293  $14  $56  $363  Branches(2)  45  5  4  54  Financials as of March 31, 2016. Pro forma data excludes merger adjustments. (1) Market cap for Farmers and LaPorte represents stock consideration based on Horizon’s stock price on April 29, 2016 (2) LaPorte currently has seven full-service branches and one loan production office. Upon conversion, three of LaPorte’s branches located in Michigan City, IN, Chesterton, IN and La Porte, IN (Westside) will be closed due to their proximity to existing Horizon locations. LaPorte’s loan production office in St. Joseph, MI will also be closed.

Farmers Merger Complements NE Indiana & Adds EPS Accretion

HORIZON BANK

Strategic

- Growth opportunity in the vibrant market of Warsaw, IN
- Complements existing presence in northeast Indiana
- Strong agricultural team and core deposit base

Financial

- Transaction value $22.5 million, 65%/35% stock/cash
- EPS accretion of ~ 4% in 2017, first full year pro forma
- Initial TBV dilution of $0.47 with four year earn back
- Internal rate of return over 20%

Operational

- Fully-phased in cost savings estimated at 45%
- Retention of key market leaders
- Minimal credit concerns

For further details, see the investor presentation issued on Form 8-K on February 5, 2016

EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 17

HORIZON BANK

LaPorte Merger Builds Market Share & Adds EPS Accretion

Strategic

- Logical in-market consolidation
- Solidifies #1 deposit market share in LaPorte County
- Bolsters existing presence in high growth Porter County

Financial

- Transaction value $94.1 million, 65%/35% stock/cash
- EPS accretion of ~5% in 2017, first full year pro forma
- Initial TBV dilution of $0.36 with a 2.6 year earn back
- Internal rate of return over 18%

Operational

- Fully-phased in cost savings estimated at 55%
- Retention of key market leaders and operational talent
- Low risk integration between in-market companies

For further details, see the investor presentation issued on Form 8-K on March 11, 2016

EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 18

 Craig M. DwightChairman & Chief Executive Officer  *

 - Investment Thesis –Building for the FutureTrust, Action, Results  *

HORIZON BANK

Financial Opportunities

- **Revenue Growth**
  - In all directions and in all business lines
  - Customer satisfaction #1 focus
  - Talent retention, development and recruitment
- **Lower Overall Cost of Funds**
  - Reduce debt and increase core deposits
  - Improves net interest margin
- **Efficiency Improvements**
  - Mass and scale
  - Leverage technology
  - Branch rationalization

EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 21

Growth Opportunities In All Directions


HQ
Current Opportunity
Future Opportunity
Current Branches
Farmers Branches
LaPorte Branches

This map illustrates Horizon's estimated pro forma branch network including the Farmers and LaPorte mergers. Green circles represent Horizon branches, blue circles represent Farmers branches and orange circles represent LaPorte branches, excluding the three branches and loan production office that will be closed on the conversion date.

*  Commercial Loans  Mortgage Volume  Assets Under Mgt.  CAGR: 20%  CAGR: 22%  CAGR: 5%  Investment in PeopleProduces Solid Results

 *  Commercial Loan Balances  Opportunity to Lower Cost of Funds

 *  Number of Banks Headquartered in Indiana and Michigan (1)  Scarcity Value  37% decline over 10-yearsOn average, 4% decline per year  (1) IN and MI commercial banks, savings banks and savings & loan institutions with assets greater than $0 as of December 31st of each respective year. Source: SNL Financial.

 *  Efficiency Ratio and P/EPS According to Bank Asset Size (1)  Scale Drives Efficiency, Profitability and Multiples  Financial data as of March 31, 2016; market data as of April 29, 2016. (1) Nationwide publicly traded banks, excluding merger targets. Source: SNL Financial

 Consistent, Well Executed and Disciplined Business Strategy Horizon is a Growth Story10-year Asset CAGR of 9%Nine Acquisitions and Seven Market Expansions Since 2000Capacity to Take Additional Market ShareHistorical Financial Performance Illustrates Ability to Execute  *  Proven Track Record (Trust)

 A Company on the Move (Action)  *  Assets ($ Mil.)  $721        $3,304  Loans($ Mil.)  $548        $2,164  Deposits($ Mil.)  $489        $2,360  Branches (2)  7        54  OrganicExpans.(7)  St. JosephS. BendElkhart  Lake County  Kalamazoo  Indianapolis  Carmel  ---  M&A(9)  Anchor Mortgage  Alliance  American Trust  Heartland   1st MortgageSummitPeoples  FarmersLaPorte  12% CAGR  11% CAGR  13% CAGR  (1) Financials as of 3/31/2016, including pending of Farmers and LaPorte acquisitions, excluding merger adjustments. (2) Reflects anticipated LaPorte branch consolidations.

 Horizon Outperforms the MarketFor Total Shareholder Return (Results)  As of April 29, 2016SNL U.S. Bank: Includes all Major Exchange Banks in SNL's coverage universe.  *  Horizon Bancorp: 5-Year Total Return Comparison

 Thank Youfor Your Investment inHorizon Bancorp

 A NASDAQ Traded Company - Symbol HBNC

 Appendix  *

 *  Non-GAAP Reconciliations